BANC OF AMERICA FUNDS TRUST

Banc of America Retirement 2005 Portfolio

Banc of America Retirement 2010 Portfolio

Banc of America Retirement 2015 Portfolio

Banc of America Retirement 2020 Portfolio

Banc of America Retirement 2025 Portfolio

Banc of America Retirement 2030 Portfolio

Banc of America Retirement 2035 Portfolio

Banc of America Retirement 2040 Portfolio

(Each a “Portfolio” together the “Portfolios”)

Supplement dated February 20, 2009 to the

Prospectuses dated March 1, 2008, as revised March 7, 2008

Effective February 20, 2009, Anwiti Bahuguna, Colin Moore, Kent M. Peterson and Marie M. Schofield will co-manage the Portfolios. Accordingly, the section in the Prospectuses entitled “Management of the Portfolios – Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Portfolios’ investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Portfolios.

Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2006. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

Colin Moore Co-manager. Service with the Fund since 2009. Chief Investment Officer of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD Co-manager. Service with the Fund since 2009. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since January 2006.

Marie M. Schofield Co-manager. Service with the Fund since 2009. Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1990.

Shareholders should retain this Supplement for future reference.